Exhibit 10.1

AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS AMENDMENT (“Amendment”) is made as of the 1st day of July, 2019, by and between Diamedix Corporation, a Florida corporation (“Seller”), and PRH Investments, LLC, a Florida limited liability company (“Purchaser”).

W H E R E A S:

A.     Seller and Purchaser entered into that certain Purchase and Sale Agreement made and entered into as of June 17, 2019 (the “Agreement”) for the purchase of the Property (as such term is defined in Section 1 of the Agreement).

B.     The Seller and Purchaser desire to amend the Agreement in certain respects as more particularly set forth below.

NOW, THEREFORE, in consideration of the mutual promises and agreements below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby further agree as follows:

1.     The foregoing recitals are true and correct and are incorporated herein in their entirety.

2.     This Amendment shall be deemed a part of, but shall take precedence over and supersede any provisions to the contrary contained in the Agreement. All initial capitalized terms used in this Amendment shall have the same meaning as set forth in the Agreement unless otherwise provided.

3.     At Closing, Purchaser shall receive a credit against the Purchase Price in the amount of $223,200.00.

4.     At Closing, Seller shall execute a quitclaim deed in substantially the form attached hereto as Exhibit “A” conveying to Purchaser any of Seller’s interest in the vacated alleyway more particularly described below:

“THE EASTERLY ONE-HALF (1/2) OF THAT CERTAIN 12 FOOT ALLEY, LYING WESTERLY OF AND ADJACENT TO SAID LOTS 1, 4 AND 5, IN  BLOCK 10, OF MAP OF WADDELL'S ADDITION TO THE TOWN OF MIAMI, ACCORDING TO THE PLAT THEREOF, RECORDED IN PLAT BOOK B, PAGE 53, AND THE WESTERLY ONE-HALF (1/2) OF THAT CERTAIN 12 FOOT ALLEY LYING EASTERLY OF AND ADJACENT TO LOTS 2, 3 AND 6,  BLOCK 10, OF RE-SUBDIVISION OF BLOCKS 2-5-8-12, & 14, AND PARTS OF BLOCKS 4-7 & 10, OF JOHNSON & WADDELL'S ADDITION, ACCORDING TO THE PLAT THEREOF, RECORDED IN PLAT BOOK 6, PAGE 68, BOTH OF THE PUBLIC RECORDS OF MIAMI-DADE COUNTY, FLORIDA, SAID ALLEY VACATED BY ORDINANCE RECORDED IN OFFICIAL RECORDS BOOK 29778, PAGE 3598, OF THE PUBLIC RECORDS OF MIAMI-DADE COUNTY, FLORIDA.”

5.     This Amendment may be executed in several counterparts, each of which shall be deemed an original, but all constituting only one agreement. Facsimile or electronic (i.e., PDF) copies of this Amendment shall be deemed to have the same force and effect as original hard copies of the same.

6.     Except as specifically modified hereby, all of the provisions of the Agreement which are not in conflict with the terms of this Amendment shall remain in full force and effect.

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IN WITNESS WHEREOF, the Seller and Purchaser have executed this Amendment as of the date first written above.

SELLER: DIAMEDIX CORPORATION, a Florida limited corporation By: /s/ David Barka Name: David Barka Title: Chief Executive Officer

PURCHASER: PRH INVESTMENTS, LLC, a Florida limited liability company By: /s/Jeffery Hoyos Name: Jeffery Hoyos Title: Vice President

Exhibit “A”

Form of Quitclaim Deed

PREPARED BY AND RETURN TO:

_________________________

_________________________

_________________________

_________________________

---------------------------------------------------------------------SPACE ABOVE THIS LINE RESERVED FOR RECORDING DATA----------------------------------------------------------

QUITCLAIM DEED

THIS QUITCLAIM DEED, made this ____ day of _____________, 2019, between DIAMEDIX CORPORATION, a Florida corporation, who address is 14100 N.W. 57th Court, Miami Lakes, Florida 33014 (the “Grantor”), and PRH INVESTMENTS, LLC, a Florida limited liability company, whose address is 315 South Biscayne Blvd, 3rd Floor, Miami, Florida 33131 (the “Grantee”).

W I T N E S S E T H:

That the Grantor, for and in consideration of the sum of Ten and No/100 Dollars ($10.00), and other good and valuable consideration, to the Grantor in hand paid by the Grantee, the receipt of which is hereby acknowledged, does hereby grant, bargain, sell, alien, remise, release, convey and confirm unto the Grantee, without representations, warranties or covenants of any kind, Grantor’s interest, if any, in the real the property lying and being in Miami-Dade County, Florida, as described in Exhibit “A” attached hereto and made a part hereof (the “Property”).

SUBJECT TO any covenants, easements and restrictions of record, if any, provided that this instrument shall not reimpose same.

SUBJECT TO taxes for the year 2019 and thereafter.

TO HAVE AND TO HOLD the same together with all and singular the appurtenances thereunto belonging or in anywise appertaining, and all the estate, right, title, interest, lien, equity and claim whatsoever of Grantor, either in law or equity, to the only proper use and benefit of Grantee forever.

[Signature appears on the following page]

IN WITNESS WHEREOF, Grantor has hereunto set its hand and seal the day and year first above written.

WITNESSES: ____________________________________________ Print Name: ___________________________________ ____________________________________________ Print Name: ___________________________________

“GRANTOR”

DIAMEDIX CORPORATION, a Florida

corporation

By: ______________________________________________

Print Name: ________________________________________

Title: _____________________________________________

[Company Seal]

STATE OF FLORIDA                          )

COUNTY OF __________________  )

The foregoing instrument was acknowledged before me this ___ day of ________________, 2019, by _________________________ as ________________ of Diamedix Corporation, a Florida corporation, on behalf of the company. He [is personally known to me] [has produced ______________________________ as identification].

Notary Public
Print Name:

(NOTARIAL SEAL)

EXHIBIT “A”

Legal Description

THE EASTERLY ONE-HALF (1/2) OF THAT CERTAIN 12 FOOT ALLEY, LYING WESTERLY OF AND ADJACENT TO SAID LOTS 1, 4 AND 5, IN  BLOCK 10, OF MAP OF WADDELL'S ADDITION TO THE TOWN OF MIAMI, ACCORDING TO THE PLAT THEREOF, RECORDED IN PLAT BOOK B, PAGE 53, AND THE WESTERLY ONE-HALF (1/2) OF THAT CERTAIN 12 FOOT ALLEY LYING EASTERLY OF AND ADJACENT TO LOTS 2, 3 AND 6,  BLOCK 10, OF RE-SUBDIVISION OF BLOCKS 2-5-8-12, & 14, AND PARTS OF BLOCKS 4-7 & 10, OF JOHNSON & WADDELL'S ADDITION, ACCORDING TO THE PLAT THEREOF, RECORDED IN PLAT BOOK 6, PAGE 68, BOTH OF THE PUBLIC RECORDS OF MIAMI-DADE COUNTY, FLORIDA, SAID ALLEY VACATED BY ORDINANCE RECORDED IN OFFICIAL RECORDS BOOK 29778, PAGE 3598, OF THE PUBLIC RECORDS OF MIAMI-DADE COUNTY, FLORIDA.